UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2023

New Mountain Guardian IV BDC, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	814-01528	88-1377220
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2023 New Mountain Guardian IV BDC, L.L.C. (the “Company”) entered into Amendment No. 1 to the Loan and Security Agreement (the “First Amendment”) by and among New Mountain Guardian IV SPV, L.L.C. (“GIV SPV”), as the borrower, the Company, as collateral manager, equityholder, and seller, the lenders from time to time party thereto, UBS AG London Branch, as the administrative agent (the “Administrative Agent”), U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association as the document custodian (the “UBS Credit Facility”). Unless otherwise indicated, the terms used below have the meanings ascribed in the First Amendment.

The First Amendment amended the UBS Credit Facility to, among other things, (i) revise the definition of Unused Facility Amount to reduce the Non-Usage Fee associated with GIV SPV’s utilization of the facility; (ii) amend the minimum utilization requirement; (iii) amend the calculation of the Make-Whole Fee associated with any reduction of lenders’ commitment and remove any Make-Whole Fee payable following the Revolving Period; (iv) revise the calculation of the Required Minimum Equity Amount that must be credited to the Collateral Account or deposited in the Principal Collection Account; (v) provide for the return of any Excess Interest Payment made to the Administrative Agent prior to the effective date of the First Amendment; and (vi) create new dispute rights for GIV SPV with respect to the values assigned to Illiquid Portfolio Assets by the Administrative Agent.

The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to the copy of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

10.1	Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of June 28, 2023, by and among New Mountain Guardian IV SPV, L.L.C., as borrower, New Mountain Guardian IV BDC, L.L.C., as collateral manager, equityholder, and seller, the lenders from time to time party thereto, UBS AG London Branch, as the administrative agent, U.S. Bank Trust Company, National Association, as the collateral agent, and U.S. Bank National Association as the document custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian IV BDC, L.L.C.

Date: July 5, 2023	By:	/s/ Joseph Hartswell
		Name:	Joseph Hartswell
		Title:	Chief Compliance Officer and Corporate Secretary